VOYA MUTUAL FUNDS

Voya Russia Fund

(the "Fund")

Supplement dated May 4, 2022

to the Fund's Class A, Class I and Class W Prospectus, Summary Prospectus

and related Statement of Additional Information

each dated February 28, 2022

The Fund is in liquidation and will not engage in any business or investment activities except for the purposes of winding up its affairs. The Fund is closed to new investment and has suspended redemptions pursuant to an order of the Securities and Exchange Commission. Current shareholders will be receiving an additional communication from the Fund regarding the liquidation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE